UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 30, 2005

UNUMPROVIDENT CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-11834	62-1598430
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

1 Fountain Square

Chattanooga, Tennessee 37402

(Address of principal executive offices)(Zip Code)

(423) 294-1011

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On March 30, 2005, UnumProvident Corporation issued a press release with a statement announcing that it is making a series of modifications in its producer compensation and disclosure practices which is furnished herewith as Exhibit 99.1 and incorporated herein by reference. A copy of the letter sent to producers outlining all of the changes which is referred to in the press release is also attached hereto as Exhibit 99.2 and incorporated herein by reference.

In accordance with General Instructions B.2 of Form 8-K, the information included or incorporated in this Item 7.01, including Exhibits 99.1 and 99.2, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall such information and exhibits be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits. The following exhibits are furnished with this Report:

99.1	Press release of UnumProvident Corporation dated March 30, 2005.

99.2	Letter to producers announcing modifications in its producer compensation and disclosure practices.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UnumProvident Corporation
(Registrant)

Date: March 30, 2005.	By:	/s/ Susan N. Roth
	Name:	Susan N. Roth
	Title:	Vice President, Corporate Secretary and Assistant General Counsel

INDEX TO EXHIBITS

EXHIBIT

99.1	Press release of UnumProvident Corporation dated March 30, 2005.

99.2	Letter to producers announcing modifications in its producer compensation and disclosure practices.